 Exhibit 10.1

SECURITIES PURCHASE AGREEMENT, dated as of March 24, 2011 (the “Agreement”), among FOSTER JENNINGS, INC., a Delaware corporation with offices located at 260 Madison Avenue, 8th Floor, New York, New York  10016 (the “Buyer”); THE INDIVIDUALS NAMED IN SCHEDULE A HERETO (collectively, the “Sellers” and each a “Seller”); and THE ANDINA GROUP, INC., a Nevada corporation with offices located at 179 South 1950, East Layton, UT 84041 (the “Company”).

INTRODUCTION

The Sellers own beneficially and of record an aggregate of 4,962,500 restricted shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”) of the Company representing at the date hereof approximately 80.7% of the outstanding shares of Common Stock.  The Buyer desires to acquire from the Sellers, and the Sellers desire to sell to the Buyer, the Shares in accordance with, and subject to, the terms hereof, allocated among the Sellers as set forth in Schedule A hereto.

NOW, THEREFORE, in consideration of the premises and mutual representations, warranties and covenants herein contained, the parties hereby agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

“Business Day” shall mean any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of New York, New York.

“Buyer” shall have the definition assigned thereto in the introductory paragraph hereto.

“Closing” shall mean the closing of the purchase by Buyer from the Sellers of the Shares.

“Closing Date” shall have the definition assigned thereto in Section 2.02(a) hereof.

“Code” shall have the definition assigned thereto in Section 3.01(d).

“Common Stock” shall have the definition assigned thereto in to introduction hereto.

“Company” shall have the definition assigned thereto in the introductory paragraph hereto.

“Dispose Of” shall mean to pledge, hypothecate, give away, sell, grant an option (other than pursuant hereto) with respect to, or otherwise transfer.

“Environmental Laws” shall have the definition assigned thereto in Section 3.01(q).

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” shall have the definition assigned thereto in Section 3.01(a)(i).

“Existing Directors” shall have the definition assigned thereto in Section 4.04.

“Green” means Burke Green, the Company’s Chief Executive Officer, Chief Financial Officer, principal shareholder and one of the Sellers.

“Investment Company Act” shall have the definition assigned thereto in Section 3.01(n).

“Last Company Financial Statement Date” shall mean December 31, 2010.

“Last Company Financial Statements” shall mean the balance sheet, statement of income, and statement of cash flows, and the notes thereto, of the Company as of the Last Company Financial Statement Date as filed with the SEC on January 27, 2011.

“New Directors” shall have the definition assigned thereto in Section 4.04.

“Purchase Price” shall have the definition assigned thereto in Section 2.01 hereof.

“Reverse Split” shall mean a corporate action in which the Company reduces the number of shares of Common Stock it has outstanding by a set multiple.

 “SEC” shall mean the United States Securities and Exchange Commission.

“SEC Documents” shall have the definition assigned thereto in Section 3.01(a)(i).

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Seller” and “Sellers” shall have the definition assigned thereto in the introductory paragraph hereto.

“Shares” shall have the definition assigned thereto in the introduction hereto.

“Spin-Off” shall mean the sale of the business of the Company immediately prior to the Closing to Green as described herein.

“Split” shall mean the four for one (or higher) forward stock split of the outstanding Common Stock that is contemplated to be effectuated by the Company subsequent to the Closing.

“Taxes” shall have the definitions assigned thereto in Section 3.01(j).

ARTICLE II

ACQUISITION AND EXCHANGE OF SHARES

Section 2.01

The Agreement.  At the Closing, the Buyer shall acquire from the Sellers, and the Sellers shall sell to the Buyer, the Shares in accordance with Schedule A hereto in exchange for an aggregate purchase price of US $397,500 in cash, which includes the $100,000 deposit, as applicable (the “Deposit”), heretofore delivered by the Buyer to the escrow account maintained by Victor D. Schwarz, LLC (the “Purchase Price”), allocated among the Sellers as determined among themselves.

Section 2.02

Closing; Exchanges.

                (a)

 The Closing shall take place on the date hereof (the “Closing Date”) at the offices of Victor D. Schwarz, LLC, 4764 South 900 East, Suite 3(A), Salt Lake City, Utah 84117 or by electronic means, as determined by the Buyer in its sole discretion.

              (i)

On the Closing Date, the Sellers shall deliver or cause to be delivered to Buyer, original stock certificates evidencing the Shares, either registered in the name of the Buyer or in the name of the Seller, with duly executed original stock power with medallion signature guarantee.

              (ii)

At or before the Closing Date, the Buyer shall agree to effect the Spin-Off in exchange for Green’s agreement to: (i) forgive any related party debt owed by the Company to Green; and (ii) indemnify the Company against any liability relating to the business of the Company prior to the transactions contemplated hereby.  The foregoing shall be evidenced by a duly executed Spin Off Agreement in the form of Exhibit 2.02(a)(ii) to be delivered at or before the Closing;

(iii)

At or before the Closing Date, the Buyer shall deliver to the escrow account maintained by Victor D. Schwarz, LLC, the Purchase Price less the Deposit by certified or official bank check or by electronic wire transfer in accordance with instructions theretofore provided by Victor D. Schwarz, LLC to the Buyer;

(iv)

At or before the Closing Date, the Company will deliver to the Buyer an Officer’s Certificate in the form of Exhibit 2.02(a)(iv) hereto, dated the Closing Date, certifying, among other things, that all representations, warranties, covenants, and conditions set forth herein by the Sellers and the Company are true and correct as of, or have been fully performed and complied with by, the Closing Date;

(v)

At or before the Closing Date, each Seller will deliver to the Buyer and the Company a certificate in the form of Exhibit 2.02(a)(v) hereto, dated the Closing Date, certifying that all representations, warranties, covenants, and conditions set forth herein by such Seller and the Company are true and correct as of, or have been fully performed and complied with by, the Closing Date;

(vi)

At or before the Closing Date, the Buyer, or a duly appointed agent thereof, will deliver to the Sellers one or more Certificates in the form of Exhibit 2.02(a)(vi) hereto, dated the Closing Date, certifying that all representations, warranties, covenants and conditions set forth herein by the Buyer are true and correct as of, or have been fully performed and complied with by, the Closing Date; and

(vii)

At or before the Closing Date, the Sellers and the Buyer shall execute a cross-receipt in the form of Exhibit 2.02(a)(vii) hereto.

(b)

The Shares shall be authorized, issued, and outstanding shares of Common Stock.  All Shares shall be deemed “restricted securities” as defined in paragraph (a) of Rule 144 under the Securities Act.  The acquisition by the Buyer of the Shares shall be subject to an exemption from the registration requirements of the Securities Act, under Section 4(1) of the Securities Act and the rules and regulations promulgated thereunder.  Certificates representing the Shares shall bear a restrictive legend in substantially the following form:

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered for sale, sold, or otherwise disposed of, except in compliance with the registration provisions of such Act or pursuant to an exemption from such registration provisions, the availability of which is to be established to the satisfaction of the Company.

Section 2.03

Approval.  In anticipation of this Agreement, the Board of Directors of the Company has taken all necessary and requisite corporate and other action in order to approve this Agreement and all transactions contemplated hereby.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01

Representations and Warranties of Sellers and the Company.  Each of the Sellers and the Company, jointly and severally, represent and warrant to, and agree with, the Buyers as follows:

(a)      (i)  The Common Stock has been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Company is subject to the periodic reporting requirements of Section 13 of the Exchange Act.  The Company has made available to the Buyer true, complete, and correct copies of all forms, reports, schedules, statements, and other documents required to be filed by it under the Exchange Act, as such documents have been amended since the time of the filing thereof (collectively, including all forms, reports, schedules, statements, exhibits, and other documents filed by the Company therewith, the “SEC Documents”). The SEC Documents, including, without limitation, any financial statements and schedules included therein, at the time filed or, if subsequently amended, as so amended, (i) did not contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) complied in all respects with the applicable requirements of the Exchange Act and the applicable rules and regulations thereunder.  The SEC Documents constitute all of the documents required to be filed by the Company with the SEC, including under Section 13 or subsections (a) or (c) of Section 14 of the Exchange Act, through the date of this Agreement.  The SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder when filed.  As of the date hereof, there are no outstanding or unresolved comments in comment letters received from the staff of the SEC with respect to any of the SEC Documents.  No order suspending the effectiveness of the Company’s registration statement on Form S-1 has been issued by the SEC and, to the Company’s and Sellers’ knowledge, no proceedings for that purpose have been initiated or threatened by the SEC.

       (ii)

     The Company maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act; such controls and procedures are effective to ensure that:

(A)

all material information concerning the Company is made known on a timely basis to the individuals responsible for the preparation of the Company’s filings with the SEC and other public disclosure documents;

(B)

transactions are executed in accordance with management’s general or specific authorizations;

(C)

transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability;

(D)

access to assets is permitted only in accordance with management’s general or specific authorization; and

(E)

the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

The Company has made available to the Buyer copies of, all written descriptions of, and all policies, manuals and other documents promulgating, such disclosure controls and procedures.  The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company all to the extent required by generally accepted accounting principles.

(iii)

The Chief Executive Officer and the Chief Financial Officer of the Company has signed, and the Company has furnished to the SEC, all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002; such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither the Company nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications.

(iv)

The Company has heretofore made available to the Buyer complete and correct copies of all certifications filed with the SEC pursuant to Sections 302 and 906 of Sarbanes-Oxley Act of 2002 and hereby reaffirms, represents and warrants to the Buyer the matters and statements made in such certificates.

(b)

At the date hereof and at the Closing Date:

(i)

the Common Stock is eligible to trade and be quoted on, and is quoted on,  the over-the-counter Bulletin Board market (the “OTCBB”) and has received no notice or other communication indicating that such eligibility is subject to challenge or review by the any applicable regulatory agency, electronic market administrator, or exchange;

(ii)

the Company has and shall have performed or satisfied all of its undertakings to, and of its obligations and requirements with, the SEC;

(iii)

the Company has not, and shall not have taken any action that would preclude, or otherwise jeopardize, the inclusion of the Common Stock for quotation on the OTCBB; and

(iv)

the Common Stock is eligible for participation in The Depository Trust & Clearing Corporation book entry system.

(v)

The Company has only one “strike” with FINRA (e.g., late 10-K or 10-Q filings).

(c)

The Company has no subsidiaries or affiliated corporation and does not own any interest in any other enterprise (whether or not such enterprise is a corporation).  The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada with full power and authority (corporate and other) to own, lease and operate its respective properties and conduct its respective business as described in the SEC Documents; the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on its business, prospects, condition (financial or otherwise), and results of operations of the Company; no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification; the Company is in possession of, and operating in compliance with, all authorizations, licenses, certificates, consents, orders and permits from state, federal, foreign and other regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect; the Company is not in violation of its charter or bylaws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness, or in any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which it is a party or by which it or its properties or assets may be bound, which violation or default would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company; and the Company is not in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its properties or assets, which violation would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company taken as a whole.

(d)

The Company has all requisite power and authority to execute, deliver, and perform this Agreement.  All necessary proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of this Agreement thereby. This Agreement has been duly authorized, executed, and delivered by the Company, constitutes the legal, valid, and binding obligation of the Company, and is enforceable as to the Company in accordance with its terms.  Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance of this Agreement thereby.  No consent, approval, authorization or order of, or qualification with, any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its properties or assets is required for the execution and delivery of this Agreement and the consummation by the Company of the transactions herein and therein contemplated, except such as may be required under the Securities Act or under state or other securities or blue sky laws all of which requirements have been, or in accordance therewith will be, satisfied in all material respects.  No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party, or to which its or any of its respective businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of the Company to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation or by-laws of the Company or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, decree, injunction, or writ of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over its properties or assets.

 (e)

There is not any pending or, to the best of each Seller’s and the Company's knowledge, threatened, action, suit, claim or proceeding against the Company, or any of the Company’s officers or any of the respective properties, assets or rights of the Company, before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or over the Company’s officers or the properties of the Company, or otherwise that (i) is reasonably likely to result in any material adverse change in the respective business, prospects, financial condition or results of operations of the Company or might materially and adversely affect its properties, assets or rights taken as a whole, (ii) might prevent consummation of the transactions contemplated by this Agreement, or (iii) alleging violation of any Federal or state securities laws.

(f)

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, of which 6,146,600 shares of Common Stock are outstanding, and 10,000,000 shares of “blank check” preferred stock, par value $0.001 per share, no shares of which are outstanding.  Each of such outstanding shares of Common Stock is duly and validly authorized, validly issued, fully paid, and nonassessable, has not been issued and is not owned or held in violation of any preemptive or similar right of stockholders.  (i) There is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of, or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of, the Company, and (ii) there is outstanding no security or other instrument convertible into or exchangeable for capital stock of the Company.  When delivered by the Sellers against payment therefor in accordance with the terms of this Agreement, the Shares will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest of any kind; and no preemptive or similar right, co-sale right, registration right, right of first refusal or other similar right of stockholders exists with respect to any of the Shares or the issuance and sale thereof.  No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale or transfer of the Shares, except as may be required under the Securities Act, the rules and regulations promulgated thereunder or under state or other securities or blue sky laws.  The Company has no stock option, stock bonus and other stock plans or arrangements.

(g)

Madsen & Associates, CPA’s Inc. examined the financial statements of the Company, together with the related schedules and notes, for the years ended June 30, 2009 and 2010 (the “Auditors”), filed with the SEC as a part of the SEC Documents, are independent accountants within the meaning of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder; and the audited financial statements of the Company, together with the related schedules and notes, and the unaudited financial information, forming part of the SEC Documents, fairly present and will fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply; and all audited financial statements of the Company, together with the related schedules and notes, and the unaudited financial information, filed with the SEC as part of the SEC Documents, complied and will comply as to form in all material respects with applicable accounting requirements and with the rules and regulations of the SEC with respect hereto when filed, have been and will be prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein (except as may be indicated in the notes thereto or as permitted by the rules and regulations of the SEC) and fairly present and will fairly present, subject in the case of the unaudited financial statements, to customary year end audit adjustments, the financial position of the Company as at the dates thereof and the results of its operations and cash flows.  The procedures pursuant to which the aforementioned financial statements have been audited are compliant with generally accepted auditing standards. The selected and summary financial and statistical data included in the SEC Documents present and will present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein.  No other financial statements or schedules are required to be included in the SEC Documents.   The financial statements referred to in this Section 3.01(g) contain all certifications and statements required under the SEC’s Order, dated June 27, 2002, pursuant to Section 21(a)(1) of the Exchange Act (File No. 4-460), Rule 13a-14 or 15d-14 under the Exchange Act, or 18 U.S.C. Section 1350

(Sections 302 and 906 of the Sarbanes-Oxley Act of 2002) with respect to the report relating thereto.  Since the Last Company Financial Statement Date:

(i)

There has at no time been a material adverse change in the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of the Company.

(ii)

The Company has not authorized, declared, paid, or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase, or other acquisition of any stock of the Company.

(iii)

The operations and businesses of the Company have been conducted in all respects only in the ordinary course.

Other than a “going concern” qualification in the report of the Auditors with respect to the financial statements of the Company, there is no fact known to Green or the Company which materially adversely affects or in the future (as far as the Company can reasonably foresee) may materially adversely affect the financial condition, results of operations, businesses, properties, assets, liabilities, or future prospects of the Company; provided, however, that neither Green nor the Company expresses any opinion as to political or economic matters of general applicability.  The Company has made known, or caused to be made known, to the accountants or auditors who have prepared, reviewed, or audited the aforementioned consolidated financial statements all material facts and circumstances which could affect the preparation, presentation, accuracy, or completeness thereof.

(h)

Subsequent to the respective dates as of which information is given in the SEC Documents, there has not been (i) any material adverse change in the business, prospects, financial condition or results of operations of the Company, (ii) any transaction committed to or consummated that is material to the Company, (iii) any obligation, direct or contingent, that is material to the Company incurred by the Company, except such obligations as have been incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company or Subsidiary that is material to the Company, (v) any dividend or distribution of any kind declared, paid, or made on the capital stock of the Company, or (vi) any loss or damage (whether or not insured) to the property of the Company which has a material adverse effect on the business, prospects, condition (financial or otherwise), or results of operations thereof.

(i)

After giving effect to the Spin-Off, the Company shall have no properties or assets and at Closing, the Company shall be free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. At the Closing, the Company shall be party to no agreements except for this Agreement, which shall be a legal, valid and binding agreement, enforceable against the Company in accordance with its terms.

(j)

Giving effect to the Spin-Off, the Company shall have no liability of any nature, accrued or contingent, including, without limitation, liabilities for federal, state, local, or foreign taxes and penalties, interest, and additions to tax (collectively, “Taxes”), and liabilities to customers or suppliers.  Without limiting the generality of the foregoing, the amounts set up as provisions for Taxes, if any, in the Last Company Financial Statements are sufficient for all accrued and unpaid Taxes of the Company, whether or not due and payable and whether or not disputed, under tax laws, as in effect on the Last Company Financial Statement Date or now in effect, for the period ended on such date and for all fiscal periods prior thereto.  The execution, delivery, and performance of this Agreement by the Company will not cause any Taxes to be payable (other than those that may possibly be payable by a Seller as a result of the sale of the Shares) or cause any lien, charge, or encumbrance to secure any Taxes to be created either immediately or upon the nonpayment of any Taxes other than on the properties or assets of the Sellers.  The Internal Revenue Service has audited and settled or the statute of limitations has run upon all federal income tax returns of the Company and Green for all taxable years up to and including the taxable year ended June 30, 2004.  The Company has filed all federal, state, local, and foreign tax returns required to be filed by it; has made provided to the Buyer a true and correct copy of each such return which was filed in the past six years; has paid (or has established on the last balance sheet included in the last Company Financial Statement a reserve for) all Taxes, assessments, and other governmental charges payable or remittable by it or levied upon it or its properties, assets, income, or franchises which are due and payable; and has delivered to the Buyer a true and correct copy of any report as to adjustments received by it from any taxing authority during the past six years and a statement as to any litigation, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect with respect to any such report or the subject matter of such report.  The Company has paid all taxes payable thereby due on or prior to the date hereof.

(k)

The Company does not have any insurance; the Company has at no time been refused any insurance coverage sought or applied for.

(l)

(i)

No labor disturbance by the employees of the Company exists or, to the best of the Company’s knowledge, is imminent.  The Company is not aware of any existing or imminent labor disturbance by the employees of any principal suppliers or customers of the Company that might be expected to result in any material adverse change in the business, prospects, financial condition, or results of operations of the Company.  No collective bargaining agreement exists with any of the Company’s employees and, to the best of Green’s and the Company's knowledge, no such agreement is imminent.

(ii)

The Company does not have, or contribute to, and has never maintained or contributed to, any pension, profit-sharing, option, other incentive plan, or any other type of Employee Benefit Plan (as defined in Section 3(3) of ERISA) or Pension Plan (as defined in ERISA) and the Company does not have any obligation to or customary arrangement with employees for bonuses, incentive compensation, vacations, severance pay, sick pay, sick leave, insurance, service award, relocation, disability, tuition refund, or other benefits, whether oral or written.

(m)

The  Company has no, and has no rights to use, patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, logos, or copyrights. The Company has not received any notice of, or has knowledge of, any infringement of or conflict with asserted rights of the Company by others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, logos, or copyrights; and the

Company has not received any notice of, or has no knowledge of, any infringement of, or conflict with, asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names, logos, or copyrights described or referred to in the SEC Documents as owned by or used by it or which, individually or in the aggregate, in the event of an unfavorable decision, ruling or finding, would have a material adverse effect on the business, prospects, financial condition or results of operations of the Company.

(n)

The Company has been advised concerning the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations thereunder, and has in the past conducted, and intends in the future, to conduct its affairs in such a manner as to ensure that it is not and will not become an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act and such rules and regulations.

(o)

(i)

The Company has not, and no person or entity acting on behalf or at the request of the Company has, at any time during the last ten years (i) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any other applicable jurisdiction.

(ii)

Neither Company, nor, to the best knowledge of any Seller nor the Company, any director, officer, agent, employee, or other person associated with, or acting on behalf of, the Company, has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.  The Company's internal accounting controls and procedures are sufficient to cause the Company to comply in all respects with the Foreign Corrupt Practices Act of 1977, as amended.

(ii)

Neither any Seller or the Company, nor any officer, director or affiliate of the Company, has been, within the ten years ending on the Closing Date, a party to any bankruptcy petition against such person or against any business of which such person was affiliated; convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting their involvement in any type of business, securities or banking activities; or found by a court of competent jurisdiction in a civil action, by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

(p)

The Company has not, and no person acting on behalf thereof, has taken or will take, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in, stabilization in violation of law, or manipulation, of the price of the Common Stock to facilitate the sale or resale of the Shares.

(q)

 (i) The Company is in compliance in all material respects with all rules, laws and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (“Environmental Laws”) that are applicable to its business, (ii) the Company has not received notice from any governmental authority or third party of an asserted claim under Environmental Laws, (iii) to the best knowledge of the Company, the Company is not likely to be required to make future material capital expenditures to comply with Environmental Laws (iv) no property which is owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. § 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law, and (v) the Company is not in violation of any federal or state law or regulation relating to occupational safety or health.

(r)

There are no outstanding loans, advances or guarantees of indebtedness by the Company to, or for the benefit of, any of the officers, directors, or director-nominees of the Company or any of the members of the families of any of them.

(s)

The Company has not incurred any liability, direct or indirect, for finders' or similar fees on behalf of or payable by the Company or the Buyer in connection with the transactions contemplated hereby or any other transaction involving the Company and the Buyers, except for fees payable to MAC Financial, which is the sole responsibility of the Buyer

(t)

No stockholder of the Company has any right to request or require the Company to register the sale of any shares owned by such stockholder under the Securities Act on any registration statement.

(u)

The Company is in compliance with, and is not in violation of, applicable federal, state, local or foreign statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business, including, without limitation, Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated pursuant thereto or thereunder.  The Company is not subject to any order, decree, judgment or other sanction of any court, administrative agency or other tribunal.

(v)

The Company is not party to any contract, agreement or arrangement other than this Agreement.

Section 3.02

Representations and Warranties of the Sellers. Each Seller, severally, but not jointly, hereby represents and warrants to, and agrees with, the Buyer:

(a)

(i)

Such Seller has all requisite power and authority to execute, deliver, and perform this Agreement.  All necessary proceedings of such Seller have been duly taken to authorize the execution, delivery, and performance of this Agreement. This Agreement has been duly authorized, executed, and delivered by such Seller, constitutes the legal, valid, and binding obligation of such Seller, and is enforceable as to such Seller in accordance with its terms.  Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by such Seller for the execution, delivery, or performance of this Agreement thereby.  No consent, approval, authorization or order of, or qualification with, any court, government or governmental agency or body, domestic or foreign, having jurisdiction over such Seller or over its respective properties or assets is required for the execution and delivery of this Agreement and the consummation by such Seller of the transactions herein and therein contemplated, except such as may be required under the Securities Act or under state or other securities or blue sky laws, all of which requirements have been, or in accordance therewith will be, satisfied in all material respects.  No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which such Seller is a party, or to which its or any of its respective businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of such Seller to which it was not subject immediately before this Agreement was executed under, any term of any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation or by-laws or analogous governing document of such Seller (if applicable) or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, decree, injunction, or writ of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over such Seller or over its respective properties or assets.

(ii)

If such Seller is an individual, such Seller has reached the age majority in his or her state of residence.

(iii)

If such Seller is not an individual, such Seller has been duly organized and is validly existing as a corporation or limited liability company in good standing under the laws of its respective jurisdiction of formation with full power and authority (corporate and other) to own, lease and operate its respective properties and conduct its respective business; such Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on its respective business, prospects, condition (financial or otherwise), and results of operations; no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification; such Seller is in possession of, and operating in compliance with, all authorizations, licenses, certificates, consents, orders and permits from state, federal, foreign and other regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect; such Seller is not in violation of its charter or bylaws or analogous governing documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness, or in any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which it is a party or by which it or its properties or assets may be bound, which violation or default would have a material adverse effect on its respective business, prospects, financial condition or results of operations; and such Seller is not in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over such Seller or over its properties or assets, which violation would have a material adverse effect on its respective business, prospects, financial condition or results of operations taken as a whole.

(b)

There is not any pending or, to the best of such Seller’s knowledge, threatened, action, suit, claim or proceeding against such Seller, or any of its officers or any of its respective properties, assets or rights, before any court, government or governmental agency or body, domestic or foreign, having jurisdiction over such Seller or over its officers or the properties, or otherwise that (i) is reasonably likely to result in any material adverse change in the respective business, prospects, financial condition or results of operations of such Seller or might materially and adversely affect their properties, assets or rights taken as a whole, (ii) might prevent consummation of the transactions contemplated by this Agreement, or (iii) alleging violation of any Federal or state securities laws.

(c)

When delivered by such Seller against payment therefor in accordance with the terms of this Agreement, the Shares delivered thereby will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest of any kind; and no preemptive or similar right, co-sale right, registration right, right of first refusal or other similar right of stockholders exists with respect to any of the Shares to be delivered thereby hereunder or the issuance and sale thereof.  No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale or transfer of the Shares, except as may be required under the Securities Act, the rules and regulations promulgated thereunder or under state or other securities or blue sky laws.

(d)

(i)

The Seller is the sole record and beneficial owner of the Shares set forth opposite its respective name in Schedule A hereto, free and clear of any security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer (except as otherwise provided herein), receipt of income or other exercise of any attributes of ownership.  The Shares to be delivered by such Seller hereunder are not subject to any options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to interests therein.  There are no voting trusts, member agreements, proxies, or other agreements or understandings in effect with respect to the voting or transfer of any of such Shares.  Except as referenced in Schedule A, other than the Shares, such Seller owns beneficially or of record, no shares of capital stock or other securities of the Company, and does not own beneficially or of record, any securities exercisable for, or convertible into or exchangeable for, securities of the Company.

     (ii)

Such Sellers acquired the Shares owned beneficially and of record thereby from the Company in private transactions not involving a public offering and, on the dates of such

acquisitions, such Seller paid the full purchase price therefor.    The Shares are “restricted securities” as defined in Rule 144(a) under the Securities Act.

      (iii)

Neither such Seller nor any affiliate thereof knows of any material adverse information regarding the current or prospective operations of the Company which has not been publicly disclosed.

(e)

The Shares have not been sold, conveyed, encumbered, hypothecated or otherwise transferred by Seller except pursuant to this Agreement.

(f)

Seller has taken no action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

(g)

Seller understands that if the Company were to make such changes to its business plan as described above, such changes would be expected to have a material positive effect on the future value of the Company, and in particular on the value of the Shares being purchased and sold pursuant to this Agreement.  Seller understands and acknowledges that the Shares could appreciate considerably in value in the near or long term and agrees to sell the Shares pursuant to this Agreement irrespective of such potential.

(h)

Seller hereby acknowledges and agrees that (i) at present there is no public market for the Shares; (ii) the purchase and sale of the Shares is taking place in a private transaction between Seller and Buyer in an arm’s length commercial transaction at a price negotiated and agreed to by Seller; (iii) Seller is solely responsible for making its own judgments in connection with the Agreement (irrespective of whether the Company, its executive officers, auditors, or other representatives have advised or are currently advising the Company or Seller on related or other matters); and (iv) Buyer has not rendered advisory services of any nature or respect, nor owes any agency, fiduciary or other duty to Seller, in connection with such transaction or the process leading thereto.

Section 3.03

Representations and Warranties of the Buyer.  The Buyer hereby represents and warrants to, and agrees with, the Sellers:

(a)

The Buyer has all requisite power and authority to execute, deliver, and perform this Agreement.  All necessary proceedings of the Buyer have been duly taken to authorize the execution, delivery, and performance of this Agreement thereby. This Agreement has been duly authorized, executed, and delivered by such Buyer, constitutes the legal, valid, and binding obligation of the Buyer, and is enforceable as to the Buyer in accordance with its respective terms. Except as otherwise set forth in this Agreement, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by such Buyer for the execution, delivery, or performance of this Agreement thereby.  No consent, approval, authorization or order of, or qualification with, any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Buyer or over its properties or assets is required for the execution and delivery of this Agreement and the consummation by such

Buyer of the transactions herein contemplated, except such as may be required under the Securities Act or under state or other securities or blue sky laws, all of which requirements have been, or in accordance therewith will be, satisfied in all material respects.  No consent of any party to any material contract, agreement, instrument, lease, license, arrangement, or understanding to which the Buyer is a party, or to which its or any of its businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to receive rights or privileges that such party was not entitled to receive immediately before this Agreement was executed under, or create any obligation on the part of the Buyer to which it was not subject immediately before this Agreement was executed under, any term of any such material contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the operating agreement of the Buyer or (if the provisions of this Agreement are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, decree, injunction, or writ of any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Buyer or over its properties or assets.

(b)

The Buyer is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act.  The Buyer is acquiring the Shares to be acquired thereby hereunder for its own account (and not for the account of others) for investment and not with a view to the distribution or resale thereof in violation of the Securities Act. The Buyer understands that it may not sell or otherwise Dispose Of such Shares in the absence of either an effective registration statement under the Securities Act or an exemption from the registration provisions of the Securities Act.  The Buyer acknowledges being informed that the shares of Common Stock acquired thereby shall be unregistered, shall be “restricted securities” as defined in Rule 144(a) under the Securities Act, and must be held indefinitely unless (i) they are subsequently registered under the Securities Act, or (ii) an exemption from such registration is available.  The Buyer further acknowledges that the Company does not have an obligation to currently register such securities for the account of the Buyer.

(c)

By virtue of the Buyer’s position, it has access to the same kind of information which would be available in a registration statement filed under the Securities Act. The Buyer acknowledges that it has been afforded access to all material information which it has requested relevant to its decision to acquire the Shares to acquired thereby and to ask questions of the Company’s management and that, except as set forth herein, neither any Seller or the Company nor anyone acting on behalf of any Seller or the Company, has made any representations or warranties to the Buyer which have induced, persuaded, or stimulated the Buyer to acquire such Shares.

(d)

Either alone, or together with their investment advisor(s), the Buyer has the knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the prospective investment in the Shares to be acquired thereby, and the Buyer is and will be able to bear the economic risk of the investment in such Shares.

ARTICLE IV

ADDITIONAL COVENANTS

Section 4.01

Indemnity.  Green agrees to indemnify and hold harmless the Buyer and its officers, directors, employees, counsel, agents, and stockholders, in each case past, present, or as they may exist at any time after the date of this Agreement, and each person, if any, who controls, controlled, or will control any of them within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended, against any and all losses, liabilities, damages, and expenses whatsoever (which shall include, for all purposes of this Article IV, but not be limited to, counsel fees and any and all expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with (a) any material breach of any representation, warranty, covenant, or agreement of any Seller or the Company contained in this Agreement , (b) if the Closing takes place, any act or alleged omission occurring at or prior to the Closing (including without limitation any which arise out of, are based upon, or are in connection with any of the transactions contemplated hereby) which subjects the Buyer to damages related to such act or omission , and (c) the products and operations of the Company, if any, prior to closing, including, without limitation, any liabilities or obligations of the Company of any kind, character or description and regardless of how arising and of whether the same is stated or required to be stated on any financial statements of the Company .   The foregoing agreement to indemnify shall be in addition to any liability Green or the Company may otherwise have, including liabilities arising under this Agreement.

Section 4.02

Stockholders; Other Securities.  Each of Green and the Company hereby agrees that immediately prior to the Closing, the Company will have at least 35 stockholders.  Prior to the date of this Agreement, all of the Company’s outstanding convertible debt, options, warrants and all other indebtedness of the Company, if any, shall have been cancelled.

Section 4.03

Assets and Liabilities.  Each of Green and the Company hereby agrees that, at the Closing, the Company shall have no assets and no liabilities.

Section 4.04

Corporate Governance.    At the Closing, (a) the Board of Directors of the Company shall consist of one current director (the “Existing Director”) , who shall resign thereafter, and one director appointed by Buyer (the “New Director”), and (b) all officers of the Company shall resign and the Board of Directors shall appoint the designees of the Buyer as the sole officers thereof.

Section 4.05

SEC Filings .   Green shall take all such further acts as shall be required to permit the Company to file any SEC Documents to be filed at or following the Closing which reflect the business and operations of the Company prior to the Closing, and shall execute and deliver all certifications required to be filed by the Company with respect to financial statements of the Company reflecting in whole or in part the business and operations of the Company prior to the Closing.

Section 4.06   Split; Reverse Splits .  The Company covenants that the necessary documentation with respect to Split shall be completed at its sole cost and expense on or before the time of any business combination transaction between the Company and the Buyer (the “ Business Combination ”).  The Company shall have the right to effectuate a Reverse Split at any time subject to obtaining required board and stockholder approvals; provided that prior to the earlier of (i) one year anniversary of the Business Combination or (ii) June 30, 2012, the Buyer hereby agrees that it shall not vote its shares in the Company in favor of any Reverse Split which results in the Company’s outstanding common stock being reduced to less than 6,146,600 shares.

Section 4.07    Other Stock Purchases.   Simultaneously with the Closing, persons designated by Buyer shall acquire (the “Third Party Common Stock Acquisitions”) from certain non-“affiliated” (as such term is defined in the Securities Act) stockholders of the Company an aggregate of 968,000 unrestricted shares of Common Stock (representing approximately 15.7% of the outstanding Common Stock).

ARTICLE V

MISCELLANEOUS

Section 5.01

Expenses.  Whether or not the transactions contemplated in this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, will be paid by the party incurring such expense or as otherwise agreed to herein.

Section 5.02

Necessary Actions.  Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.  In the event at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, the Sellers, the proper executive officers and/or directors of the Company, or the Buyer, as the case may be, will take all such necessary action.

Section 5.03

Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or by the most nearly comparable method if mailed from or to a location outside of the United States or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to which it is to be given at the address of such party set forth in the introductory paragraph to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 5.03.)  Any notice to the Company shall be addressed to the attention of the Corporate Secretary. Any notice or other communication given by certified mail (or by such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which will be deemed given at the time of receipt thereof.  Any notice given by other means permitted by this Section 5.03 shall be deemed given at the time of receipt thereof.

Section 5.04

Parties in Interest.  Except as expressly provided in Section 4.01 hereof, this Agreement will inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns.  Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

Section 5.05

Entire Agreement; Modification.  Except as otherwise expressly provided herein, this Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party hereto.

Section 5.06

Availability of Equitable Remedies.  Since a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled, in addition to any other right or remedy available to it, to an injunction restraining such breach or threatened breach and to specific performance of any such provision of this Agreement, and no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such an injunction and to the ordering of specific performance.

Section 5.07  Survival.  Each of the covenants, agreements, representations, and warranties contained in this Agreement shall survive the Closing Date until the date 24 months thereafter.  The statements contained in any document executed by either any Seller or the Company relating hereto or delivered to the Buyer in connection with the transactions contemplated hereby or thereby, or in any statement, certificate, or other instrument delivered by, or on behalf of, either any Seller or the Company pursuant hereto or thereto or delivered to the Buyer in connection with the transactions contemplated hereby or thereby shall be deemed representations and warranties, covenants and agreements, or conditions, as the case may be, of such Seller or the Company, respectively, hereunder for all purposes of this Agreement (including all statements, certificates, or other instruments delivered pursuant hereto or thereto or delivered in connection with this Agreement, or any of the other transactions contemplated hereby).  The statements contained in any document executed by the Buyer relating hereto or delivered to either any Seller or the Company in connection with the transactions contemplated hereby or thereby, or in any statement, certificate, or other instrument delivered by, or on behalf of, the Buyer pursuant hereto or thereto or delivered to either any Seller or the Company in connection with the transactions contemplated hereby or thereby shall be deemed representations and warranties, covenants and agreements, or conditions, as the case may be, of the Buyer hereunder for all purposes of this Agreement (including all statements, certificates, or other instruments delivered pursuant hereto or thereto or delivered in connection with this Agreement, or any of the other transactions contemplated hereby).

Section 5.08

Binding Effect.  The provisions of this Agreement shall be binding upon and inure to the benefit of each of the Sellers, the Company, and the Buyer, and their respective successors and assigns; provided, however, that no party hereto shall have the right to assign its rights and obligations hereunder without the prior written consent of the other parties hereto.

Section 5.09

Counterpart.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all together will constitute one document.  The delivery by facsimile of an executed counterpart of this Agreement will be deemed to be an original and will have the full force and effect of an original executed copy.

Section 5.10

Severability.  The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision hereof will not affect the validity or enforceability of any of the other provisions hereof.  If any provisions of this Agreement, or the application thereof to any person or any circumstance, is illegal, invalid or unenforceable, (a) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances will not be affected by such invalidity or unenforceability, nor will such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 5.11

Headings.  The Article and Section headings are provided herein for convenience of reference only and do not constitute a part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.

Section 5.12

Governing Law.   This Agreement will be deemed to be made in and in all respects will be interpreted, construed and governed by and in accordance with the law of the State of New York, without regard to the conflict of law principles thereof and the parties hereto irrevocably submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York, or, if jurisdiction in such court is lacking, the Supreme Court of the State of New York, New York County, in respect of any dispute or matter arising out of or connected with this Agreement.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement in a manner legally binding upon them as of the date first above written.

/s/ Burke Green Name: Burke Green

FOSTER JENNINGS, INC. By: /s/ Scott Hartman Name: Scott Hartman Title: Chief Executive Officer	THE ANDINA GROUP, INC. By:/s/ Burke Green Name: Burke Green Title: Chief Executive Officer

List of Schedules and Exhibits

Schedule A

Sellers

Exhibit 2.02(a)(iii)

Company Officers’ Certificate

Exhibit 2.02(a)(iv)

Seller’s Certificate

Exhibit 2.02(a)(v)

Buyer’s Certificate

Exhibit 2.02(a)(vi)

Cross-Receipt

Schedule A

Sellers

Name	Address	Shares to be Sold
Burke Green	179 South 1950, East Layton, UT 84041	4,962,500